UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6100

Seligman Quality Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	10/31

Date of reporting period:	10/31/05

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

To the Stockholders

Your annual stockholder report for Seligman Quality Municipal Fund, Inc. follows this letter. The report contains an interview with your Portfolio Managers, as well as your Fund’s investment results, portfolio of investments, and financial statements.

For the fiscal year ended October 31, 2005, Seligman Quality Municipal Fund delivered a total return of 4.22% based on market price and 1.88% based on net asset value. The Fund’s annual distribution rate, based on the current monthly dividend and market price on October 31, 2005, was 4.59%. This is equivalent to a taxable yield of 7.00%, based on the maximum federal income tax rate of 35% and the Fund’s current estimate of the percentage of the dividend that may be taxable. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.25% to 3.15%.

Thank you for your continued support of Seligman Quality Municipal Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

December 14, 2005

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Independent Registered Public Accounting Firm Deloitte & Touche LLP	Important Telephone Numbers
		(800) 874-1092 (212) 682-7600 (800) 622-4597	Stockholder Services Outside the United States 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers

Thomas G. Moles and Eileen A. Comerford

Q:	What market conditions and events materially affected the Fund’s performance during the fiscal year ended October 31, 2005?

A:
In June 2004, the Federal Open Market Committee voted to raise the federal funds rate for the first time in five years in response to improving economic activity and growing inflationary pressures. By the close of the Fund’s fiscal year, the federal funds rate had increased to 3.75% from 1.00% in a series of 25 basis point increments. On November 1, 2005, the federal funds rate was increased an additional 0.25%. Recent statements made by Federal Reserve Board members suggest that the Fed may be nearing the end of its tightening cycle.

Over the past 12 months, yields on short-term municipal bonds rose sharply, primarily in response to increases in the federal funds rate, while yields on long-term municipal bonds remained relatively stable, resulting in a flattening of the municipal yield curve. The rise in short-term yields did provide a boost to income earned on the Fund’s variable rate positions. Variable rate demand notes — the preferred investment vehicle for managing the Fund’s cash flows — have rates that are reset periodically and can be redeemed at par. During the past year, the Fund has maintained larger positions of variable rate demand notes than it has historically.

Year-to-date, the favorable interest rate environment continued to support the issuance of refunding bonds. In general, refunding bonds are issued to retire outstanding, higher-cost debt. Refunding activity in the municipal market has had a significant impact on the Fund. Over the past year, a number of the Fund’s holdings were refunded to future call dates. The principal and interest payments of these refunded bonds are now secured by escrow accounts comprised of US government securities, making them safe and highly liquid securities. In addition, Fund holdings that were refunded to future call dates experienced price appreciation at the time of the refunding as a result of their shortened maturity dates and enhanced credit quality, contributing positively to investment results. Currently, refunded bonds (pre-refunded bonds and escrowed-to-maturity bonds) represent the Fund’s largest sector.

Attractive interest rates provided an incentive for municipal issuers to retire outstanding bonds with current call dates. As a result, a large percentage of the Fund’s bonds with 2005 and earlier call dates were redeemed during the past fiscal year. Most called bonds had been purchased at yields significantly above current levels. The loss of these holdings had a negative impact on investment income.

The US economy continued to expand over the past 12 months, leading to considerable improvement in state and local government finances. The Rockefeller Institute of Government reports that state tax revenues for the second quarter of 2005 rose 13.3% compared with the same period last year. Notably, most increases in tax receipts were achieved without meaningful hikes in tax rates. Further, tax receipts rose for personal, corporate, and sales taxes, with corporate taxes experiencing the strongest growth. States and municipalities have made significant progress in restoring fiscal balance, leading to an overall strengthening in credit trends. Substantial challenges still remain, however; in particular, the escalating costs of Medicaid programs, public pension liabilities and education funding. Further, the failure of many states to adequately address structural imbalances poses a risk to future financial stability.

A TEAM APPROACH
Seligman Quality Municipal Fund, Inc. is managed by the Seligman Municipals Team, headed by Co-Portfolio Manager Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Michelle Lowery, and Debra McGuinness.

Interview With Your Portfolio Managers (continued)

Thomas G. Moles and Eileen A. Comerford

Q.	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	While the Fund delivered positive investment results for the fiscal year ended October 31, 2005, performance for the Fund lagged that of its benchmark, the Lehman Brothers Municipal Bond Index (the “Lehman Index”). We believe this is due primarily to the defensive investment strategy we have undertaken to mitigate the negative impact of anticipated higher municipal yields.

Over the past fiscal year, our primary objective has been to position the Fund for a modest increase in long-term municipal yields and significantly higher short-term yields (further yield curve flattening). Given our forecast for higher municipal bond yields, we lowered the duration target for Fund acquisitions, concentrating new purchases in the 20-year maturity range rather than the 25–30 year sector typically owned by the Fund. (Duration is a measure of a bond’s price sensitivity to changes in interest rates. A bond with a longer duration will experience a greater change in price for a given change in interest rates than a bond with a shorter duration.) Long-term municipal yields did not rise as expected over the past 12 months, however, and the longest maturity sector experienced the highest returns while municipal bonds in the 20-year sector ranked second.

Portfolio holdings that were pre-refunded prior to the start of the current fiscal year were maintained given their attractive coupon interest and inherently defensive nature. Investment income benefited from our decision to retain these higher-yielding securities. However, given the shorter maturity dates of the Fund’s pre-refunded bonds, the increase in short-term yields over the past year caused performance results to lag that of longer-term securities. On a more positive note, the Fund held the majority of portfolio holdings that were pre-refunded during its fiscal year. The shortened maturity date and enhanced credit quality often resulted in price appreciation for the newly pre-refunded bonds, contributing to positive investment results.

The Fund’s portfolio is comprised of premium-coupon bonds (market price above par), which are generally less sensitive to interest rate changes than par or discount bonds (market price below par). The decline in long-term municipal yields over the past fiscal year, however, favored par and discount-coupon bonds. A significant percentage of the premium coupon bonds held in the Fund were purchased at yields substantially above current levels, which has helped to support the Fund’s investment income in the current lower yield environment. All purchases made during the year were of premium coupon bonds.

Over the past year, strong demand for higher-yielding securities led to a narrowing of credit spreads. As a result, lower-quality bonds outperformed higher-quality bonds by a wide margin over the reporting period. Seligman Quality Municipal Fund, however, is required to maintain a minimum of 80% of net assets in AAA-rated securities; the remaining 20% must be rated at least investment-grade. Many of the Fund’s AAA-rated holdings are secured by the municipal bond insurance. While the claims paying ability of the major municipal insurers is strong, in an effort to limit event risk, we continued to avoid overweighting any one municipal insurer and sought to diversify among all the AAA insurers.

It should be noted that the Lehman Index is an unmanaged index comprised of a wide range of investment-grade municipal bonds, and that its components may differ significantly from that of the Fund. Further, the Lehman Index does not reflect the impact of fees or expenses as do the Fund’s returns.
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Quality Municipal Fund Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

The Lehman Brothers Municipal Bond Index (the “Lehman Index”) returns do not include the effect of taxes, fees or sales charges. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock
Total Returns*
For Periods Ended October 31, 2005

			Average Annual
	Three Months	Six Months	One Year	Five Years	Ten Years
Market Price	2.47%	5.12%	4.22%	7.76%	6.20%
Net Asset Value	(1.06)	(0.12)	1.88	6.50	6.14
Lehman Index**	(0.28)	0.59	2.54	5.85	5.98

Price Per Share

	Market Price	Net Asset Value
October 31, 2005	$12.43	$13.88
July 31, 2005	12.27	14.19
April 30, 2005	12.10	14.22
January 31, 2005	12.44	14.35
October 31, 2004	12.51	14.29

Dividend and Capital Gain Per Share,
and Yield Information
For Periods Ended October 31, 2005

Dividend Paid†	Capital Gain††		SEC 30-Day Yield‡
	Realized	Unrealized
$0.5865	$0.002	$0.604ø	4.06%

Holding by Market Sector#

Revenue Bonds	66%
General Obligation Bondsøø	34

Weighted Average Maturity[3]		15.8 years

Holdings by Credit Quality2#

AAA	89%
AA	6
BBB	5

See footnotes on page 5.

Performance and Portfolio Overview (continued)

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.
[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre- refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.
[3]	Excludes variable rate demand notes.
*	Returns for periods of less than one year are not annualized.
**	The Lehman Brothers Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges and is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an unmanaged index.
†	For the year ended October 31, 2005, Preferred Stockholders were paid dividends at annual rates ranging from 1.25% to 3.15%. Earnings on the Fund’s assets in excess of the preferred dividend requirements constituted income available for dividends to Common Stockholders.
††	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future net realized capital gains.
ø	Represents the per share amount of unrealized appreciation of portfolio securities as of October 31, 2005.
øø	Includes pre-refunded and escrowed-to-maturity securities.
‡	Current yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended October 31, 2005, has been computed in accordance with Securities and Exchange Commission regulations and will vary.
#	Percentages based on current market values of long-term holdings at October 31, 2005.

Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

Annual Certifications
As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR for the year ended October 31, 2005 filed with the SEC.

[1]	The reference to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites do not form a part of this report or the Fund’s prospectus.
[2]	Information for each new 12-month period ending June 30 will be made available by no later than August 31 of that year.

Portfolio of Investments	October 31, 2005

State#	Face Amount	Municipal Bonds	Rating†	Value
Alabama — 8.1%	$5,000,000	Jefferson County Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039ø	Aaa	$5,305,100
Alaska — 3.6%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,344,420
Arizona — 6.5%	4,000,000	Arizona Agricultural Improvement and Power District Rev. (Salt River Project), 5% due 12/1/2014	Aaa	4,266,120
California — 24.2%	4,000,000	Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,074,720
	1,500,000	Los Angeles Regional Airports Improvement Corporation Facilities Rev. (LAXFUEL Corporation), 5.50% due 1/1/2032*	Aaa	1,544,880
	5,000,000	San Diego Public Facilities Financing Authority Sewer Rev., 5% due 5/15/2029	Aaa	5,113,900
	5,000,000	San Francisco City and County Airports Commission Rev. (International Airport), 5.80% due 5/1/2021*	Aaa	5,103,900
Colorado — 4.0%	2,500,000	Regional Transportation District Sales Tax Rev., 5% due 11/1/2024	Aaa	2,596,750
Florida — 14.0%	3,000,000	Orange County Health Facilities Authority Rev. (The Nemours Foundation Project), 5% due 1/1/2029	AAA‡	3,097,800
	3,345,000	Orange County Solid Waste Facility Refunding Rev., 5% due 10/1/2016	Aaa	3,505,158
	2,500,000	Orange County Sales Tax Rev., 5.125% due 1/1/2023	Aaa	2,636,175
Illinois — 7.2%	4,500,000	Chicago GOs, 5% due 1/1/2023	Aaa	4,692,465
Louisiana — 1.0%	585,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	669,954
Massachusetts — 14.4%	750,000	Massachusetts Port Authority Rev., 5% due 7/1/2025	Aaa	779,085
	3,000,000	Massachusetts School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	3,141,720
	3,000,000	Massachusetts State Special Obligation Dedicated Tax Rev., 5.25% due 1/1/2025ø	Aaa	3,252,390
	2,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	2,173,700
Michigan — 3.9%	2,500,000	Harper Creek Community School District GOs, 5.125% due 5/1/2031	Aa2	2,568,650
Minnesota — 0.8%	500,000	Minneapolis & Saint Paul Metropolitan Airports Commission Rev., 5.75% due 1/1/2032ø	Aaa	548,585
Missouri — 0.5%	340,000	Missouri State Housing Development Commission Rev. (Single Family Mortgage), 6.375% due 9/1/2031*	AAA‡	344,818

__________________ See footnotes on page 8.

Portfolio of Investments (continued)	October 31, 2005

State#	Face Amount	Municipal Bonds	Rating†	Value
New York — 18.4%	$3,000,000	New York City GOs, 5% due 8/1/2017	Aaa	$3,185,280
	2,105,000	New York City GOs, 6.25% due 4/15/2027ø	Aaa	2,220,459
	5,000,000	New York City Municipal Water Finance Authority (Water & Sewer System Rev.), 5.75% due 6/15/2026ø	Aaa	5,258,300
	1,295,000	New York State Environmental Facilities Corporation (Clean Water and Drinking Water Rev.), 5% due 7/15/2020	Aaa	1,365,448
Pennsylvania — 6.4%	3,000,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	3,134,940
	1,000,000	Pennsylvania Turnpike Commission Rev. (Oil Franchise Tax), 5.25% due 12/1/2023	Aaa	1,076,620
Puerto Rico — 5.1%	3,000,000	Puerto Rico Electric Power Authority Rev., 5.25% due 7/1/2021	Aaa	3,325,890
Texas — 13.1%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev., 5% due 12/1/2031	Aaa	3,059,730
	2,000,000	Matagorda County Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	2,064,100
	3,000,000	San Antonio Electric & Gas System Rev., 5.65% due 2/1/2019††	AAA‡	3,448,290
Washington — 6.3%	2,000,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.25% due 7/1/2033*	Aaa	2,027,920
	2,000,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.60% due 1/1/2036*	Aaa	2,118,460
Wisconsin — 0.5%	325,000	Wisconsin Housing & Economic Development Authority Housing Rev., 6.85% due 11/1/2012	Aaa	325,543
Total Municipal Bonds (Cost $87,639,956) — 138.0%				90,371,270
		Short-Term Holdings
Colorado — 1.8%	1,200,000	Moffat County Pollution Control Rev. (Pacificorp Projects), VRDN, due 5/1/2013	VMIG 1	1,200,000
Massachusetts — 4.1%	2,700,000	Massachusetts Health & Educational Facilities Authority Rev. (Capital Assets Program), VRDN, due 1/1/2035	VMIG 1	2,700,000
New York — 4.8%	3,000,000	Metropolitan Transportation Authority Rev. (Commuter Facilities), 6.10% due 7/1/2026ø	Aaa	3,119,370
Total Short-Term Holdings (Cost $6,900,000) — 10.7%				7,019,370
Total Investments (Cost $94,539,956) — 148.7%				97,390,640
Other Assets Less Liabilities — 2.6%				1,705,913
Preferred Stock — (51.3)%				(33,600,000)
Net Assets for Common Stock — 100.0%				$65,496,553

__________________ See footnotes on page 8.

Portfolio of Investments (continued)	October 31, 2005

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.
†	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.
††	Escrowed-to-maturity security.
ø	Pre-refunded security. Such securities that will be paid within one year are classified as short-term holdings.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
VRDN — Variable rate demand notes.
See Notes to Financial Statements.

Statement of Assets and Liabilities	October 31, 2005

Assets:
Investments, at value:
Long-term holdings (cost $87,639,956)	$90,371,270
Short-term holdings (cost $6,900,000)	7,019,370
Total investments (cost $94,539,956)	97,390,640
Cash	50,529
Interest receivable	1,572,672
Receivable for securities sold	260,425
Expenses prepaid to stockholder service agent	15,239
Other	16,198
Total Assets	99,305,703

Liabilities:
Management fee payable	54,979
Payable for Common Stock repurchased	22,410
Accrued expenses and other	131,761
Total Liabilities	209,150

Preferred Stock:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share — $50,000 and $147,465, respectively; shares authorized — 1,000; issued and outstanding — 672	33,600,000

Net Assets for Common Stock	$65,496,553

Composition of Net Assets:
Common Stock, $0.01 par value; Shares authorized — 49,999,000; issued and outstanding — 4,717,985	$47,180
Additional paid-in capital	62,532,591
Undistributed net investment income	210,690
Accumulated net realized loss	(144,592)
Net unrealized appreciation of investments	2,850,684

Net Assets for Common Stock	$65,496,553

Net Asset Value Per Share of Common Stock (Market value $12.43)	$13.88

See Notes to Financial Statements.

Statement of Operations	For the Year Ended October 31, 2005

Investment Income:
Interest		$4,656,055

Expenses:
Management fee	$653,886
Preferred stock auction, remarketing and rating agent fees	112,618
Stockholder account and registrar services	87,343
Auditing and legal fees	68,788
Stockholder reports and communications	55,146
Custody and related services	29,621
Stockholders’ meeting	24,130
Exchange listing fees	23,750
Directors’ fees and expenses	15,622
Miscellaneous	9,736

Total Expenses		1,080,640

Net Investment Income		3,575,415 *

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	8,535
Net change in unrealized appreciation of investments	(1,984,075)

Net Loss on Investments		(1,975,540)

Dividends Paid to Preferred Stockholders		(770,649)

Increase in Net Assets from Operations		$829,226

* Net investment income available for Common Stock is $2,804,766, which is net of Preferred Stock dividends of $770,649.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,
	2005	2004
Operations:
Net investment income	$3,575,415	$3,601,356
Net realized gain on investments	8,535	290,516
Net change in unrealized appreciation of investments	(1,984,075)	(214,396)
Dividends paid to Preferred Stockholders (per share: $1,146.80 and $544.16)	(770,649)	(365,676)

Increase in Net Assets from Operations	829,226	3,311,800

Distributions to Common Stockholders:
Dividends from net investment income (per share: $0.587 and $0.702)	(2,767,258)	(3,311,588)

Decrease in Net Assets from Distributions to Common Stockholders	(2,767,258)	(3,311,588)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (22,581 and 28,931 shares)	276,912	366,035
Cost of shares purchased for investment plan (22,900 and 30,800 shares)	(282,650)	(391,339)
Decrease in Net Assets from Capital Share Transactions	(5,738)	(25,304)

Decrease in Net Assets	(1,943,770)	(25,092)

Net Assets for Common Stock:
Beginning of year	67,440,323	67,465,415

End of Year (including undistributed net investment income of $210,690 and $174,923, respectively)	$65,496,553	$67,440,323

See Notes to Financial Statements.

Notes to Financial Statements

1.  Significant Accounting Policies — The financial statements of Seligman Quality Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

    Short-term holdings include securities with stated or effective maturity dates of less than one year.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At October 31, 2005, the interest rates paid on these notes ranged from 2.65% to 2.70%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

2.  Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 2005, 22,900 shares were purchased in the open market at a cost of $282,650, which represented a weighted average discount of 12.94% from the net asset value of those acquired shares. A total of 22,581 shares were issued to Plan participants during this period for proceeds of $276,912, a weighted average discount of 13.56% from the net asset value of those shares.

3.  Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

Notes to Financial Statements

In accordance with Emerging Issues Task Force Topic No. D-98, “Classification and Measurement of Redeemable Securities,” the Fund classifies its Preferred Stock outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to Preferred Stockholders are classified as a component of the “increase in net assets from operations” in the statements of operations and of changes in net assets and as a component of the “total from investment operations” in the financial highlights.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

4.  Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund’s average daily net assets, which includes the value attributable to the Fund’s Preferred Stock. The Manager has voluntarily agreed to waive a portion of its fee equal to 0.10% per annum, effective January 1, 2006.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $87,343 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of October 31, 2005, the Fund’s potential obligation under the Guaranties is $14,500. As of October 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at October 31, 2005, of $12,228 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2005, amounted to $21,876,943 and $15,920,230, respectively.

6.  Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Further, the cost of investments also can differ for federal income tax purposes.

Notes to Financial Statements

At October 31, 2005, the cost of investments for federal income tax purposes was $94,317,038. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $222,918.

At October 31, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$3,519,358
Gross unrealized depreciation of portfolio securities	(445,756)
Net unrealized appreciation of portfolio securities	3,073,602
Capital loss carryforward	(144,592)
Undistributed tax-exempt income	—
Total accumulated earnings	$2,929,010

At October 31, 2005, the Fund had a capital loss carryforward for federal income tax purposes of $144,592, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. The tax characterization of distributions paid to Preferred and Common Stockholders was as follows:

	Year Ended October 31,
	2005	2004
Tax-exempt income	$3,471,736	$3,588,605
Ordinary income	66,171	88,659
Total distributions	$3,537,907	$3,677,264

7.  Other Matters — The circumstances described below relate to certain regulatory matters affecting the Manager and certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Quality Municipal Fund, Inc. was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

In the fall of 2003, the Manager conducted an extensive internal review relating to market timing. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three funds and agreed to waive a portion of its management fee with respect to another fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

Notes to Financial Statements

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry.

Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the net asset value at the beginning of a period to the net asset value at the end of a period, so that investors can understand what effect the individual items listed below have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

“Total investment return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares, nor do they reflect taxes investors may incur on distributions or on the sale of Fund shares.

The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended October 31,
	2005	2004	2003	2002†	2001
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.29	$14.29	$14.44	$14.40	$13.62
Income from Investment Operations:
Net investment income	0.76	0.76	0.77	0.95	0.99
Net realized and unrealized investment gain (loss) on investments	(0.42)	0.02	(0.02)	0.03	0.79
Dividends paid from net investment income to Preferred Stockholders	(0.16)	(0.08)	(0.08)	(0.11)	(0.24)
Total from Investment Operations	0.18	0.70	0.67	0.87	1.54
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.59)	(0.70)	(0.79)	(0.71)	(0.69)
Distributions from net realized gain	—	—	(0.03)	(0.12)	(0.07)
Total Distributions to Common Stockholders	(0.59)	(0.70)	(0.82)	(0.83)	(0.76)
Net Asset Value, End of Year	$13.88	$14.29	$14.29	$14.44	$14.40
Market Value, End of Year	$12.43	$12.51	$12.58	$12.57	$12.59

See footnotes on page 17.

Financial Highlights (continued)

	Year Ended October 31,
	2005	2004	2003	2002†	2001
Total Investment Return:
Based upon market value	4.22%	5.11%	6.69%	6.69%	16.52%
Based upon net asset value	1.88%	5.70%	5.50%	7.16%	12.52%
Ratios/Supplemental Data:
Ratio of expenses to average net assetsø	1.07%	1.09%	1.10%	1.08%	1.05%
Ratio of expenses to average net assets for Common Stock	1.61%	1.64%	1.65%	1.62%	1.58%
Ratio of net investment income to average net assetsø	3.55%	3.57%	3.57%	4.49%	4.66%
Ratio of net investment income to average net assets for Common Stock	5.34%	5.36%	5.33%	6.76%	7.03%
Portfolio turnover rate	17.43%	17.25%	15.92%	6.01%	11.72%
Net assets for Common Stock, end of year (000s omitted)	$65,497	$67,440	$67,465	$68,134	$67,981

†	As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effects of this accounting change for the year ended October 31, 2002, were to increase net investment income per share and decrease net realized and unrealized gain per share by $0.01; and to increase the ratios of net investment income to average net assets and to average net assets for Common Stock from 4.42% to 4.49%, and from 6.65% to 6.76%, respectively. The per share operating performance and ratios for periods prior to November 1, 2001, have not been restated.
ø	Average net assets includes the value of Preferred Stock.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Seligman Quality Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Quality Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 14, 2005

Dividend Investment Plan

The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 2005, the Fund purchased 22,900 shares in the open market for dividend investment purposes.

Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the

Dividend Investment Plan (continued)

total amount registered in the nominee’s name and held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data Corp.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 2005.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; and Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1991 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation); Trustee, Save the Children (nonprofit child assistance organization); and Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 1991 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training).

Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); and Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

See footnotes on page 23.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (73)[2,3] • Director: 1991 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1993 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (67)* • Director and Chairman of the Board: 1991 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director: 1993 to Date • President and Chief Executive Officer: 2002 to Date • Oversees 58 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Vice Chairman), ICI Mutual Insurance Company.

Thomas G. Moles (63) • Executive Vice President: 2002 to Date • Portfolio Manager: 1991 to Date
Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Select Municipal Fund, Inc. (closed-end investment company); and Director, Seligman Advisors, Inc. and Seligman Services, Inc.

Eileen A. Comerford (47) • Vice President: 1991 to Date • Co-Portfolio Manager: 2003 to Date
Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Select Municipal Fund, Inc.

See footnotes on page 23.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Eleanor T.M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Audrey G. Kuchtyak (45) • Vice President: 1991 to Date	Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Select Municipal Fund, Inc.
Thomas G. Rose (47) • Vice President: 2000 to Date
Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (49) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (41) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.
Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

ITEM 2.	CODE OF ETHICS.

As of October 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$27,420	$26,177
Audit-Related Fees	6,765	42,805
Tax Fees	2,350	2,200
All Other Fees	1,931	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the registrant’s preferred stock. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$76,630	$72,980
Tax Fees	13,903	7,800
All Other Fees	–	43,000

Audit-related fees include amounts for attestation services for the registrant’s stockholder service agent. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $101,579 and $168,785, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
	James N. Whitson, Chairman	Betsy S. Michel
	John R. Galvin	Leroy C. Richie

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable, as registrant does not invest in voting securities.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Information pertaining to the Co-Portfolio Managers of Seligman Quality Municipal Fund, Inc., as of December 28, 2005, is set forth below.

Thomas G. Moles (63) • Executive Vice President: 2002 to Date • Portfolio Manager: 1991 to 2002 • Co-Portfolio Manager: 2003 to Date

Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Select Municipal Fund, Inc. (closed-end investment company); and Director, Seligman Advisors, Inc. and Seligman Services, Inc.

Eileen A. Comerford (47) • Vice President: 1991 to Date • Co-Portfolio Manager: 2003 to Date

Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Select Municipal Fund, Inc. (closed-end investment company).

For purposes of this discussion, each of the registrant’s Co-Portfolio Managers is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following table sets forth certain additional information with respect to the Portfolio Managers of the registrant. Unless noted otherwise, the information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Moles	5 Registered Investment Companies, (one of which includes 13 portfolios, and a second which includes four portfolios) with approximately $1.4 billion in total assets under management.	0 Pooled Investment Vehicles with $0 in assets under management.	0 Other Accounts with $0 in assets under management.
Eileen A. Comerford	5 Registered Investment Companies, (one of which includes 13 portfolios, and a second which includes four portfolios) with approximately $1.4 billion in total assets under management.	0 Pooled Investment Vehicles with $0 in assets under management.	0 Other Accounts with $0 in assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Moles and Ms. Comerford received a base salary and discretionary bonus for the calendar year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the Portfolio Manager’s relative investment performance versus one or more competitive universes or benchmarks; the Manager’s overall profitability and profitability attributable to the assets under management for the Portfolio Manager’s investment team; and the Portfolio Manager’s support of marketing efforts.

The structure of a Portfolio Manager’s compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that the Manager, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of the Manager other than the registrant (“Other Accounts”). The Manager has policies and procedures intended to maintain or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

The Manager may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to the Manager, or in which one or more Portfolio Managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for the Manager or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, the Manager could be viewed as having a conflict of interest to the extent that the Manager or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in the Manager’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Manager may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Manager may be perceived as causing accounts it manages to participate in an offering to increase the Manager’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Manager manages accounts that engage in short sales of securities of the type in which many clients may invest, the Manager could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, the Manager could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions. However, the Manager does not currently engage in short sales of securities of municipal issuers.

The Manager and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of the Manager, including Portfolio Managers, may engage in personal trading, subject to the Manager’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of the Manager manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of October 31, 2005, Mr. Moles owned between $10,001 and $50,000 of the shares of the registrant, and Ms. Comerford owned between $1 and $10,000 of the shares of the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
5-01-05 to 5-31-05	1,900	12.23	1,900	N/A
6-01-05 to 6-30-05	1,900	12.31	1,900	N/A
7-01-05 to 7-31-05	1,900	12.34	1,900	N/A
8-01-05 to 8-31-05	3,600	12.40	3,600	N/A
9-01-05 to 9-30-05	1,800	12.65	1,800	N/A
10-01-05 to 10-31-05	1,800	12.45	1,800	N/A

(1)	As announced on November 22, 1991, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN QUALITY MUNICIPAL FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 28, 2005

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	December 28, 2005

SELIGMAN QUALITY MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.